SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2002

(July 19, 2002)

IASIS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-94521	76-0450619

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer

of incorporation)		Identification No.)

113 Seaboard Lane, Suite A-200

Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

99.1	Press Release dated July 19, 2002.

Item 9. Regulation FD Disclosure

On July 19, 2002, IASIS Healthcare Corporation issued a press release announcing that it will provide an online web simulcast of its fiscal third quarter 2002 earnings conference call on Thursday, August 1, 2002. The press release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE CORPORATION

Date: July 19, 2002	By:	/s/ W. Carl Whitmer W. Carl Whitmer Chief Financial Officer

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EXHIBIT INDEX

No.	Exhibit

99.1	July 19, 2002 Press Release